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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT: OCTOBER 7, 1999
                         -------------------------------
                        (Date of earliest event reported)

                        --------------------------------

                            MEGAMEDIA NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)

                        --------------------------------

           DELAWARE                       000-26801             87-0633630
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(State or other jurisdiction of   (Commission File Number)     IRS Employer
incorporation or organization)                               Identification No.)

                               57 WEST PINE STREET
                             ORLANDO, FLORIDA 32801
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               (Address of principal executive offices, zip code)


                                 (407) 245-3636
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K of MegaMedia Networks, Inc. (the "Company") dated October 7, 1999, to clarify certain disclosures required by Item 4 of Form 8-K and to file a new Exhibit 16.1, consisting of a letter from the Company's previous auditors stating that they agree with the statements made in this Form 8-K/A.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         In connection with the Company's acquisition of MegaMedia-Nevada in October 1999, the Company ended its relationship with its former auditors, Mantyla McReynolds, Certified Public Accountants, of Salt Lake City, Utah ("Mantyla"), and hired Parks, Tschopp, Whitcomb & Orr LLP ("PTWO") as its independent auditors. In connection with the audit of the Company's financial statements for the fiscal years ended December 31, 1998 and 1997, there were no disagreements with Mantyla on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Mantyla, would have caused Mantyla to make reference to the matter in its reports. The reports of Mantyla for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change independent auditors from Mantyla to PTWO was approved by the Company's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      EXHIBITS.


EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

16.1 Letter from Mantyla McReynolds, Certified Public Accountants, dated August 24, 2000, to the Securities and Exchange Commission.

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

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEGAMEDIA NETWORKS, INC.
                                    Registrant)

Date:  August 23, 2000              By: /S/STEPHEN F. NOBLE, III
                                        ----------------------------
                                        Stephen H. Noble, III
                                        Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION

16.1 Letter from Mantyla McReynolds, Certified Public Accountants, dated August 24, 2000, to the Securities and Exchange Commission.


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